UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: April 30

Date of reporting period: April 30, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

April 30, 2012

Investment Commentary and

Annual

Repor t

Legg Mason

Capital Management

All Cap Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Capital Management All Cap Fund

Fund objective

The Fund seeks long-term capital growth.

Investment commentary

The Legg Mason Capital Management All Cap Fund was roughly flat on an absolute basis but trailed its Russell 3000 Indexi benchmark for the year ended April 30, 2012. However, the Fund remains solidly ahead of the market and its peer group over the past three years. With this letter, I hope to provide a greater understanding of the drivers of the Fund’s recent performance, insight into how Legg Mason Capital Management’s (“LMCM”) risk efforts are aiding portfolio decisions, and an outlook for the economy and market. I remain confident the portfolio is positioned to generate good risk-adjusted returns over the long term.

Market conditions and belief states have changed often and at times sharply since the financial crisis in 2008. Maintaining an open mind during tumultuous times can contribute to long-term investment success. One thing has remained relatively constant: our firm’s competitive advantages: a robust investment-driven culture, an excellent investment team, and a time-tested investment philosophy and process. Our process centers on a disciplined approach to valuation, a long-term time horizon, and portfolio construction that often differs from the benchmark. While the foundation of our process hasn’t changed, we continuously seek to improve our knowledge and decision making tools. Recently, we have re-examined portfolio construction and now have more tools at our disposal to analyze diversification by industry, size as well as other harder-to-define attributes like quality, capital deployment, and growth. By having more metrics against which to measure our portfolios, we can better monitor the robustness, diversification, and health of our portfolios which should improve our ability to generate better long-term risk adjusted returns.

Turning to performance, the Fund trailed its benchmark over the past year. The Fund outperformed its benchmark in the final seven months of the year, but this could not overcome the headwinds encountered in the first five months caused by concerns surrounding the European sovereign debt crisis and Washington’s bumbling efforts to address our country’s budget deficit and debt ceiling. As usual, last year’s results were driven largely by stock selection rather than sector allocation. Economically-sensitive sectors such as Consumer Discretionary, Technology, and Financials underperformed the most, somewhat offset by gains in Producer Durables and Materials. Specific areas that were noted as particularly strong in last year’s report such as semiconductors and oil services reversed course and detracted from performance in the most

The Investment Commentary is not a part of the Annual Report.

Legg Mason Capital Management All Cap Fund	III

recent period. On the positive side, the Fund had three companies bought out at steep premiums during the past twelve months (Goodrich, Nalco and Gen-Probe), an encouraging sign that the values identified by our long-term fundamental analysis are also being recognized by others. I count well over a dozen companies in the portfolio that are viable takeout candidates.

As mentioned earlier, good investors maintain an open mind regarding the range of future possible outcomes and are willing to alter their belief states as conditions evolve. In 1905, Albert Einstein’s theory of relativity established nothing could travel faster than the speed of light. For well over 100 years, no one seriously challenged this belief. However, a group of physicists working under the acronym “Opera” announced last September that subatomic particles called neutrinos were clocked speeding 457 miles underground from Geneva, Switzerland to Gran Sasso, Italy in 60 nanoseconds, or slightly faster than the speed of light. This shocking discovery opened the mind-bending possibility of time travel. As physicists, philosophers, and science fiction fans argued about the implications of this discovery, one could easily imagine investors elbowing their way to the front of the line to board the first neutrino-powered time machine faster than frenetic shoppers queuing for a Black Friday sale at Wal-Mart. I, for one, certainly would like to go back in time and correct a few mistakes.

Alas, a loose wire invalidated the accuracy of the data. A recent second experiment performed by a different group of physicists working under the acronym “Icarus” could not replicate the feat, restoring some sense of order. These nifty neutrinos, which travel through matter like water moves through a sieve, are not well understood and may still one day confound the scientific world by being proven to travel faster than light.

In the financial world, it had been an incontrovertible truth for generations that U.S. Treasury bonds have been and certainly would always remain AAA-rated financial instruments. In fact, the 10-year Treasury bond has been used as a proxy for the “risk-free” rate of return for decades in discounted cash flow models. Then last summer, policymakers on both sides of the aisle in Washington D.C. let politics trump policy in the debt ceiling debate. In a turn of events similar to the Opera physicists announcing neutrinos travelled faster than the speed of light, Standard & Poor’s proclaimed the previously unimaginable: the United States’ credit rating was no longer the standard bearer for a risk-free rate, downgrading it to AA+. But in both cases, a press release didn’t make it true. Just as the Icarus group of physicists at least temporarily restored order to the scientific world, capital markets did the same in the financial world by driving down U.S. Treasury yields to the lowest level in generations, effectively treating them as AAA securities. While odds suggest light speed remains unrivaled and the United States’ credit rating is still AAA, the past year serves as an important reminder to investors that the world is far from certain and that belief states can change rapidly even in science, but especially for subjects that are less clearly defined like the economy and capital markets.

While it is hard to predict what will surprise investors in 2012, an increasingly shaky situation in Europe, slowing growth in China, and rising tensions with Iran are three obvious events which could rattle markets. However, the biggest destabilizers in the future probably are not yet visible nor considered possible today. An uncertain future and frequently changing belief states illustrate the value of keeping an open mind when constructing

The Investment Commentary is not a part of the Annual Report.

IV	Legg Mason Capital Management All Cap Fund

Investment commentary (cont’d)

portfolios. It also reinforces the importance of diversification regardless of how confident one is in their views.

Last fall, pessimism was rampant and investors put money to work with extraordinary trepidation. Many risk indicators were one to three standard deviations above average, signaling broad levels of risk aversion. This presented an excellent opportunity for long-term valuation-based investors, and we took advantage by starting positions in well-run, undervalued companies.

Fear of an extended period of slow growth or a double dip domestically and unfixable problems in Europe were deeply embedded in consensus thinking last fall. Today attitudes toward equities have improved markedly as conventional wisdom has shifted and a solid, if unspectacular, recovery is now widely expected. With confidence rebuilding, risk indicators are now much more mixed compared to last fall, but far from bearish.

In fact, equities remain quite attractive from a longer-term perspective based on extraordinarily low valuation levels compared to future free cash flows. But recognizing the substantial rally experienced since last fall, we took a few steps to moderate the Fund’s position should belief states change again. At a higher level, most sector over/underweights have been reduced while still maintaining a relatively high active share, which measures how different a portfolio is from the market. I believe risk-adjusted returns have been improved by selling the undervalued but lower quality securities, redeploying the proceeds in much higher quality and yet still undervalued stocks.

Managing money is a very challenging and humbling business where mistakes are inevitable. Those that learn from their mistakes and shortcomings have a better chance of succeeding in the long run. Remaining open minded about the wide range of possible outcomes and changes in belief states regarding secular and cyclical changes can help investors navigate unpredictable waters. Our steadfast focus on long-term fundamental analysis and valuation discipline should continue to serve shareholders well. The All Cap Fund is still positioned to benefit from a recovering economy and improving valuation levels, but has started to build up some defenses to offset future volatility and uncertainty.

I want to take this opportunity to thank shareholders and their financial advisors for their commitment to the All Cap Fund. I hope this letter leaves you with a better understanding of the recent changes to the Fund and how it is positioned to benefit from the current environment. I continue to have confidence that our team has the experience and skills to navigate whatever the future may hold. Your support is appreciated and your comments always welcome.

Sincerely,

Jay Leopold, CFA

May 25, 2012

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. International investments are subject to special risks, including currency fluctuation, as well as social, economic and political uncertainties, which could increase volatility. The

The Investment Commentary is not a part of the Annual Report.

Legg Mason Capital Management All Cap Fund	V

Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is non-diversified, which means that the Fund is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. To the extent the Fund concentrates its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers.

Any discussion of individual securities is intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended, and should not be relied upon, as the basis for anyone to buy, sell or hold any security. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies should consult their financial professional.

Portfolio holdings and breakdowns are as of April 30, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of April 30, 2012 were: EMC Corp. (3.9%), International Business Machines Corp. (2.9%), Time Warner Inc. (2.5%), TD Ameritrade Holding Corp. (2.2%), 3M Co. (2.2%), Merck & Co. Inc. (2.2%), CVS Caremark Corp. (2.1%), Viacom Inc., Class B Shares (2.1%), UnitedHealth Group Inc. (2.1%) and PepsiCo Inc. (1.9%). Please refer to pages 12 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of April 30, 2012 were: Information Technology (23.7%), Industrials (15.0%), Consumer Discretionary (14.1%), Financials (13.1%) and Health Care (12.7%). The Fund’s portfolio composition is subject to change at any time.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein has been prepared from sources believed to be reliable, but cannot be guaranteed. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

The Investment Commentary is not a part of the Annual Report.

April 30, 2012

Annual

Repor t

Legg Mason

Capital Management

All Cap Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Capital Management All Cap Fund 2012 Annual Report	1

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Capital Management All Cap Fund for the twelve-month reporting period ended April 30, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective May 31, 2012, Jay Leopold, CFA, serves as the sole portfolio manager of the Fund. Mr. Leopold has been a portfolio manager for the Fund since February 2007. Mr. Leopold also serves as the Chair of Legg Mason Capital Management, LLC’s (“LMCM”) Risk Analysis Committee. Mr. Leopold joined Legg Mason in 1986 as a securities analyst and joined LMCM’s investment team in 1995.

Additionally, at the Board of Trustees’ regular meeting held in May 2012, Western Asset Management (“Western Asset”), was appointed to manage the Fund’s cash and short-term instruments. Western Asset personnel previously managed cash for the Fund through an arrangement with LMCM, the Fund’s investment manager.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 31, 2012

2	Legg Mason Capital Management All Cap Fund 2012 Annual Report

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is long-term capital growth. It seeks to achieve this objective by investing primarily in equity securities of any size that, in our opinion, offer the potential for capital growth. The strategy is not constrained by investment style or market capitalization. The Fund’s flexible, valuation-driven mandate allows us to invest in the areas of the market where we believe the most attractive risk-adjusted returns may be realized. The strategy adheres to a research-intensive investment process that focuses on assessing the expected value of companies and buying stocks at levels we perceive to be significant discounts to our assessment of their worth.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Investors saw a volatile decline throughout May and June 2011. Rising commodity prices and emerging evidence of a slowdown in manufacturing growth in China and Europe served to deepen concerns that a global slowdown may gain momentum. Headlines in June focused on weak employment reports, falling second-quarter U.S. gross domestic product (“GDP”)i growth estimates, the conclusion of Quantitative Easing 2, and the ongoing debate over the U.S. debt ceiling. The market was rocked by events on both sides of the Atlantic including a U.S. debt ceiling show-down and escalating European sovereign debt problems. Congress squabbled right up to the deadline date, but finally managed to reach a deal with the Administration, although not a long-term solution to the country’s structural deficits. Standard & Poor’s reacted several days later by lowering its U.S. government sovereign debt rating from AAA to AA+ with a negative outlook. In its September 21st Federal Open Market Committee (“FOMC”)ii statement, the Federal Reserve Board (“Fed”)iii described the downside risks to the US economy as “significant,” producing fresh anxiety for investors and causing the market to sell off over -6% in 2 days. In that same meeting, the FOMC introduced the widely expected “Operation Twist,” which is a $400 billion sterilized asset purchase program aimed at lowering long-term rates and improving the mortgage market. Equities rebounded in the fourth quarter as markets continued to exhibit what is colloquially known as “risk on/risk off” behavior, reacting to European sovereign debt crisis developments, economic indicators and corporate earnings. European Union summit meetings yielded concrete steps towards containing and possibly remedying Europe’s mounting debt issues. Additionally, leadership changes swept through some of Europe’s most debt burdened countries, which were received as generally positive developments by the market. Many economic indicators pointed at better-than-feared levels and corporate earnings were again strong. Payroll numbers were revised higher for the fifth consecutive month, consumer spending expanded, retail sales were up each month during the fourth quarter and GDP grew at 1.8% annualized.

During the first quarter of 2012 equities continued the upward climb that began at the end of 2011. Markets generally reacted to improving domestic economic data, strong corporate earnings and increasingly positive headlines from Europe, which indicated a mitigating debt crisis. The return of risk appetite saw 2011’s worst sectors producing the highest returns, while high dividend darlings of 2011, relatively stable and economically insensitive businesses lagged the overall market. Volatility plummeted throughout the quarter, momentarily dipping below 15, a level rarely reached since the financial crisis started. Median three month correlations of S&P 500 stocks to the index had a record collapse, falling from slightly greater than

Legg Mason Capital Management All Cap Fund 2012 Annual Report	3

0.85 to a multiyear low of 0.47, close to the average level over the past 38 years. While the European sovereign debt crisis remains a significant threat to global markets, it does appear that the European Union, the European Central Bank (ECB), and other central banks continue to buy the additional time needed for European banks to deleverage and take losses in an orderly fashion. The Fed also provided significant support to the market with its January 25th FOMC statement, in which it stated that conditions “are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014,” removing significant uncertainty about short- and intermediate-term rates. Increasing non-farm payrolls drove unemployment lower, consumer spending is increasing, the housing market is healing and consumer confidence is rising.

Q. How did we respond to these changing market conditions?

A. The U.S. economic expansion just reached three years old, and the current bull market is just slightly older. Given the magnitude of the recession and bear market, we believe the path of least resistance for the economy and market is higher, despite some of the headwinds and uncertainty that currently exist. Factors that could stifle the expansion include federal and local budget constraints, European sovereign debt crisis issues, specifically the removal of a country from the euro currency, and slowing growth in China, which could hamper global demand. Investors are well aware of these issues, however, and we believe valuation levels are still attractive, with the S&P 500 Indexiv trading under 13x on forward earnings. A variety of metrics on our risk dashboard show the historically severe levels of risk aversion seen through the financial crisis and parts of 2011 have abated. As the lengthy process of risk normalization progressed, we have taken steps to again re-position the portfolio to reflect current market conditions. We gradually shifted the composition of the Fund to reduce sector bets, while maintaining a high level of active share at the security level. Specifically, the Technology sector’s portfolio-leading overweight was reduced after eliminating positions in Youku, Take-Two and NXP Semiconductor. The portfolio’s largest underweights, in the Materials and Energy sectors, were reduced through the addition of LyondellBasell, Eastman Chemical, Air Products and Chemicals, and Devon Energy. The portfolio maintained a reasonable underweight in the Financials sector, which has been a more volatile area of the market. Reducing large sector bets should hopefully reduce risk in the portfolio as we navigate an uncertain macroeconomic environment, while allowing security selection to account for the lion’s share of the portfolio’s relative performance.

Performance review

For the twelve months ended April 30, 2012, Class A shares of Legg Mason Capital Management All Cap Fund, excluding sales charges, returned -0.22%. The Fund’s unmanaged benchmark, the Russell 3000 Indexv, returned 3.40% for the same period. The Lipper Multi-Cap Core Funds Category Average1 returned -0.88% over the same timeframe.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended April 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 714 funds in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Capital Management All Cap Fund 2012 Annual Report

Fund overview (cont’d)

Performance Snapshot as of April 30, 2012 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Capital Management All Cap Fund:
Class 1[1]	12.52%	0.00%
Class A	12.37%	-0.22%
Class B2	11.86%	-1.18%
Class C	12.07%	-0.69%
Class I	12.56%	0.20%
Russell 3000 Index	12.74%	3.40%
Lipper Multi-Cap Core Funds Category Average[3]	10.57%	-0.88%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated August 31, 2011, the gross total annual operating expense ratios for Class 1, Class A, Class B, Class C and Class I shares were 1.11%, 1.43%, 2.25%, 1.93% and 1.12%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.00% for Class I shares. In addition, the total annual operating expenses for Class 1 shares are expected to be at least 0.25% lower than those for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

[1]

Effective July 27, 2007, Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[3]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended April 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 746 funds for the six-month period and among the 714 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Capital Management All Cap Fund 2012 Annual Report	5

Q. What were the leading contributors to performance?

A. Goodrich was among the top contributors in the portfolio after the supplier of aerospace systems and components received an acquisition offer from United Technologies for $127.50 a share in cash. The transaction increases United Technologies’ share of the aerospace market and gave Goodrich shareholders a 47% premium to the share price before rumors of the transaction hit the wires. Global payment provider MasterCard steadily appreciated after several quarters of impressive and better-than-expected financial results, despite regulatory overhang from the Durbin amendment. Fiscal-first quarter experienced the greatest revenue growth rate since the financial crisis took root. The company’s operating leverage produced outsized incremental margins, and subsequently, expanded EBITvi margins. Impressive overseas growth led to a blowout fiscal-second quarter, with revenue growing more than 20%. Several consecutive quarters of inline revenue growth and margin expansion enabled IBM to outpace the broader market as other companies struggled to find consistent growth in the uncertain macro environment. IBM also demonstrated their commitment to strong capital allocation, initiating a $7 billion repurchase authorization and upping the quarterly dividend +13%.

Q. What were the leading detractors from performance?

A. Human Genome Sciences shares were under pressure through the summer due to a slower-than-expected launch for its drug Benlysta, the first new treatment for lupus in over 50 years. The position was liquidated during the third quarter after several quarters of disappointing results surrounding the drug. Baker Hughes International detracted from Fund performance as commodities underperformed over the reporting period, giving back most of the gains from the prior year. Specifically, natural gas prices tanked nearly -50%, dragging shares lower. Shares of dynamic random-access memory (“DRAM”) manufacturer Micron underperformed as orders and prices of DRAM dropped, causing Micron to report negative earnings during their fiscal-fourth quarter. Although DRAM struggled through most of 2011, Micron’s management declared a bottom and announced it is ready to invest more. Micron’s recent proposal to acquire competitor Elpida could materially improve industry conditions and increase shareholder value.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the year, we decreased underweights in the Consumer Staples, Energy, Materials and Telecommunication Services sectors, while decreasing overweights in the Technology and Consumer Discretionary sectors. Overweights in the Health Care and Industrials sectors were increased slightly, while the Utilities sector underweight was increased. The underweight in the Financials sector was held nearly flat during the year. In terms of the number of positions, we added four positions to the portfolio on a net basis, increasing the names from 76 to 80. We sold out of 11 names and initiated positions in 15. Despite these changes, turnover remained well below 30% for the third consecutive year.

The Technology sector added shares of information technology consultant and application developer Cognizant Technology and fabless semiconductor designer Marvell. The Fund initiated positions in alternative asset manager Fortress Investment Group, regional bank PNC Financial Services, and online broker E*TRADE Financial. Teenage clothing retailer American Eagle and apparel retailer Guess? increased the Fund’s exposure to retail in the Consumer Discretionary sector. In the Industrials sector, the Fund added defense contractor Raytheon and trucking

6	Legg Mason Capital Management All Cap Fund 2012 Annual Report

Fund overview (cont’d)

company Old Dominion Freight Line. The Materials sector picked up shares of Air Product and Chemicals, and chemical producers LyondellBasell and Eastman Chemical. Health Care sector additions included Gen-Probe and Flamel Technologies. Oil and gas exploration company Devon Energy was the only energy name added to the Fund during the year.

The Fund decreased its Technology sector overweight after eliminating positions in Chinese Internet television company Youku, interactive game developer Take-Two Interactive Software, and semiconductor designer NXP Semiconductors. The Consumer Discretionary sector’s weight was trimmed as the Fund sold shares of fast-foot restaurant operator Jack in the Box and department store Kohl’s. Pharmaceutical researchers Alkermes and Human Genome Sciences were eliminated from the Health Care sector, while shares insurer Genworth and Bank of America warrants were removed from the Financials sector. Industrial companies Nalco and Goodrich were sold after each company received acquisition offers.

Thank you for your investment in Legg Mason Capital Management All Cap Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jay Leopold, CFA

Portfolio Manager

Legg Mason Capital Management, LLC

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. International investments are subject to special risks, including currency fluctuation, as well as social, economic and political uncertainties, which could increase volatility. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is non-diversified, which means that the Fund is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. To the extent the Fund concentrates its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers.

Any discussion of individual securities is intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended, and should not be relied upon, as the basis for anyone to buy, sell or hold any security. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies should consult their financial professional.

Portfolio holdings and breakdowns are as of April 30, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of April 30, 2012 were: EMC Corp. (3.9%), International Business Machines Corp. (2.9%), Time Warner Inc. (2.5%), TD Ameritrade Holding Corp. (2.2%), 3M Co. (2.2%), Merck & Co. Inc. (2.2%), CVS Caremark Corp. (2.1%), Viacom Inc., Class B Shares (2.1%), UnitedHealth Group Inc. (2.1%) and PepsiCo Inc. (1.9%). Please refer to pages 12 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision.

Legg Mason Capital Management All Cap Fund 2012 Annual Report	7

Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of April 30, 2012 were: Information Technology (23.7%), Industrials (15.0%), Consumer Discretionary (14.1%), Financials (13.1%) and Health Care (12.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Open Market Committee (“FOMC”) is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi	EBIT = Earnings Before Interest and Taxes.

8	Legg Mason Capital Management All Cap Fund 2012 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2012 and April 30, 2011. The Fund is actively managed. As a result, the composition at the Fund’s investments is subject to change at any time.

Legg Mason Capital Management All Cap Fund 2012 Annual Report	9

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2011 and held for the six months ended April 30, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	12.52%	$1,000.00	$1,125.20	1.06%	$5.60	Class 1	5.00%	$1,000.00	$1,019.59	1.06%	$5.32
Class A	12.37	1,000.00	1,123.70	1.43	7.55	Class A	5.00	1,000.00	1,017.75	1.43	7.17
Class B	11.86	1,000.00	1,118.60	2.31	12.17	Class B	5.00	1,000.00	1,013.38	2.31	11.56
Class C	12.07	1,000.00	1,120.70	1.91	10.07	Class C	5.00	1,000.00	1,015.37	1.91	9.57
Class I	12.56	1,000.00	1,125.60	1.00	5.28	Class I	5.00	1,000.00	1,019.89	1.00	5.02

[1]	For the six months ended April 30, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

10	Legg Mason Capital Management All Cap Fund 2012 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class B	Class C	Class I
Twelve Months Ended 4/30/12	0.00%	-0.22%	-1.18%	-0.69%	0.20%
Five Years Ended 4/30/12	-3.52	-3.76	-4.33	-4.04	N/A
Ten Years Ended 4/30/12	N/A	0.81	0.21	0.31	N/A
Inception* through 4/30/12	-3.45	-2.40	-2.89	-2.92	-3.54

With sales charges[2]	Class 1[3]	Class A	Class B	Class C	Class I
Twelve Months Ended 4/30/12	0.00%	-5.93%	-6.10%	-1.68%	0.20%
Five Years Ended 4/30/12	-5.22	-4.89	-4.52	-4.04	N/A
Ten Years Ended 4/30/12	N/A	0.22	0.21	0.31	N/A
Inception* through 4/30/12	-5.08	-2.89	-2.89	-2.92	-3.54

Cumulative total returns
Without sales charges[1]
Class 1 (Inception date of 2/02/07 through 4/30/12)	-16.83%
Class A (4/30/02 through 4/30/12)	8.39
Class B (4/30/02 through 4/30/12)	2.14
Class C (4/30/02 through 4/30/12)	3.14
Class I (Inception date of 10/02/07 through 4/30/12)	-15.20

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charges of 5.75%. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

[3]	Includes the effect of the 8.50% initial sales charge for periods prior to July 27, 2007. Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges.

*	Inception date for Class 1 shares is February 2, 2007. Inception date for Class A, B and C shares is June 30, 2000. Inception date for Class I shares is October 2, 2007.

Legg Mason Capital Management All Cap Fund 2012 Annual Report	11

Historical performance

Value of $10,000 invested

Class A, B and C Shares of Legg Mason Capital Management All Cap Fund vs. Russell 3000 Index and Lipper Multi-Cap Core Funds Category Average† — April 2002 - April 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Capital Management All Cap Fund on April 30, 2002, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through April 30, 2012. The hypothetical illustration also assumes a $10,000 investment in the Russell 3000 Index and the Lipper Multi-Cap Core Funds Category Average. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Multi-Cap Core Funds Category Average is comprised of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	Legg Mason Capital Management All Cap Fund 2012 Annual Report

Schedule of investments

April 30, 2012

Legg Mason Capital Management All Cap Fund

Security	Shares	Value
Common Stocks — 99.1%
Consumer Discretionary — 14.1%
Hotels, Restaurants & Leisure — 2.8%
Bwin.Party Digital Entertainment PLC	2,405,000	$6,010,734
Yum! Brands Inc.	94,000	6,836,620
Total Hotels, Restaurants & Leisure		12,847,354
Household Durables — 1.4%
Stanley Black & Decker Inc.	89,000	6,511,240
Media — 5.7%
Time Warner Cable Inc.	59,700	4,802,865
Time Warner Inc.	308,000	11,537,680
Viacom Inc., Class B Shares	207,000	9,602,730
Total Media		25,943,275
Specialty Retail — 4.2%
American Eagle Outfitters Inc.	223,000	4,016,230
Best Buy Co. Inc.	130,600	2,882,342
Chico’s FAS Inc.	276,000	4,239,360
Guess? Inc.	120,000	3,513,600
Staples Inc.	301,000	4,635,400
Total Specialty Retail		19,286,932
Total Consumer Discretionary		64,588,801
Consumer Staples — 6.8%
Beverages — 1.8%
PepsiCo Inc.	128,500	8,481,000
Food & Staples Retailing — 3.8%
CVS Caremark Corp.	217,000	9,682,540
Wal-Mart Stores Inc.	128,000	7,540,480
Total Food & Staples Retailing		17,223,020
Household Products — 1.2%
Procter & Gamble Co.	84,000	5,345,760
Total Consumer Staples		31,049,780
Energy — 9.2%
Energy Equipment & Services — 3.6%
Baker Hughes Inc.	145,000	6,395,950
National-Oilwell Varco Inc.	69,000	5,227,440
Transocean Ltd.	98,000	4,938,220
Total Energy Equipment & Services		16,561,610
Oil, Gas & Consumable Fuels — 5.6%
Apache Corp.	34,800	3,338,712

See Notes to Financial Statements.

Legg Mason Capital Management All Cap Fund 2012 Annual Report	13

Legg Mason Capital Management All Cap Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
ConocoPhillips	102,500	$7,342,075
Devon Energy Corp.	60,000	4,191,000
Exxon Mobil Corp.	87,801	7,580,738
Noble Energy Inc.	32,000	3,178,240
Total Oil, Gas & Consumable Fuels		25,630,765
Total Energy		42,192,375
Financials — 13.1%
Capital Markets — 6.4%
Blackstone Group LP	293,236	3,976,280
E*TRADE Financial Corp.	300,000	3,189,000	*
Fortress Investment Group LLC, Class A Shares	835,000	2,989,300
Morgan Stanley	185,000	3,196,800
State Street Corp.	123,200	5,694,304
TD Ameritrade Holding Corp.	539,500	10,137,205
Total Capital Markets		29,182,889
Commercial Banks — 2.0%
Huntington Bancshares Inc.	805,000	5,385,450
PNC Financial Services Group Inc.	60,000	3,979,200
Total Commercial Banks		9,364,650
Diversified Financial Services — 1.3%
JPMorgan Chase & Co.	144,000	6,189,120
Insurance — 3.4%
Allstate Corp.	70,500	2,349,765
Assured Guaranty Ltd.	489,000	6,934,020
MetLife Inc.	162,900	5,869,287
Syncora Holdings Ltd.	1,550,000	286,750	*
Total Insurance		15,439,822
Total Financials		60,176,481
Health Care — 12.7%
Biotechnology — 1.3%
Celgene Corp.	80,000	5,833,600	*
Health Care Equipment & Supplies — 2.2%
Gen-Probe Inc.	54,500	4,444,475	*
Medtronic Inc.	146,100	5,581,020
Total Health Care Equipment & Supplies		10,025,495
Health Care Providers & Services — 4.5%
McKesson Corp.	67,000	6,124,470
UnitedHealth Group Inc.	168,000	9,433,200

See Notes to Financial Statements.

14	Legg Mason Capital Management All Cap Fund 2012 Annual Report

Schedule of investments (cont’d)

April 30, 2012

Legg Mason Capital Management All Cap Fund

Security	Shares	Value
Health Care Providers & Services — continued
WellPoint Inc.	78,500	$5,323,870
Total Health Care Providers & Services		20,881,540
Pharmaceuticals — 4.7%
Abbott Laboratories	96,000	5,957,760
Flamel Technologies SA, ADR	502,200	2,701,836	*
Merck & Co. Inc.	251,300	9,861,012
Nektar Therapeutics	381,400	2,906,268	*
Total Pharmaceuticals		21,426,876
Total Health Care		58,167,511
Industrials — 15.0%
Aerospace & Defense — 1.0%
Northrop Grumman Corp.	48,800	3,088,064
Raytheon Co.	30,219	1,636,057
Total Aerospace & Defense		4,724,121
Air Freight & Logistics — 1.4%
United Parcel Service Inc., Class B Shares	78,600	6,141,804
Airlines — 2.5%
Delta Air Lines Inc.	548,000	6,006,080	*
United Continental Holdings Inc.	253,000	5,545,760	*
Total Airlines		11,551,840
Commercial Services & Supplies — 1.9%
Republic Services Inc.	193,520	5,296,642
TMS International Corp., Class A Shares	275,300	3,325,624	*
Total Commercial Services & Supplies		8,622,266
Electrical Equipment — 1.3%
Emerson Electric Co.	108,000	5,674,320
Industrial Conglomerates — 3.8%
3M Co.	111,000	9,918,960
United Technologies Corp.	93,300	7,617,012
Total Industrial Conglomerates		17,535,972
Professional Services — 1.2%
FTI Consulting Inc.	153,400	5,574,556	*
Road & Rail — 1.9%
Hertz Global Holdings Inc.	325,000	5,008,250	*
Old Dominion Freight Line Inc.	85,085	3,783,730	*
Total Road & Rail		8,791,980
Total Industrials		68,616,859

See Notes to Financial Statements.

Legg Mason Capital Management All Cap Fund 2012 Annual Report	15

Legg Mason Capital Management All Cap Fund

Security	Shares	Value
Information Technology — 23.7%
Communications Equipment — 1.6%
Cisco Systems Inc.	368,900	$7,433,335
Computers & Peripherals — 3.9%
EMC Corp.	640,000	18,054,400	*
Electronic Equipment, Instruments & Components — 2.2%
Avnet Inc.	127,000	4,582,160	*
Jabil Circuit Inc.	238,000	5,581,100
Total Electronic Equipment, Instruments & Components		10,163,260
Internet Software & Services — 1.4%
eBay Inc.	154,000	6,321,700	*
IT Services — 6.2%
Cognizant Technology Solutions Corp., Class A Shares	66,000	4,839,120	*
International Business Machines Corp.	65,000	13,460,200
Lender Processing Services Inc.	183,000	4,858,650
MasterCard Inc., Class A Shares	11,400	5,155,878
Total IT Services		28,313,848
Semiconductors & Semiconductor Equipment — 3.3%
Marvell Technology Group Ltd.	225,000	3,377,250	*
Micron Technology Inc.	890,000	5,865,100	*
Texas Instruments Inc.	180,000	5,749,200
Total Semiconductors & Semiconductor Equipment		14,991,550
Software — 5.1%
Adobe Systems Inc.	133,000	4,463,480	*
MICROS Systems Inc.	90,500	5,143,115	*
Nuance Communications Inc.	219,000	5,352,360	*
Red Hat Inc.	140,000	8,345,400	*
Total Software		23,304,355
Total Information Technology		108,582,448
Materials — 2.7%
Chemicals — 2.7%
Air Products & Chemicals Inc.	44,000	3,761,560
Eastman Chemical Co.	84,000	4,533,480
LyondellBasell Industries NV, Class A Shares	100,000	4,178,000
Total Materials		12,473,040
Telecommunication Services — 1.0%
Diversified Telecommunication Services — 1.0%
AT&T Inc.	137,300	4,518,543

See Notes to Financial Statements.

16	Legg Mason Capital Management All Cap Fund 2012 Annual Report

Schedule of investments (cont’d)

April 30, 2012

Legg Mason Capital Management All Cap Fund

Security			Shares	Value
Utilities — 0.8%
Independent Power Producers & Energy Traders — 0.8%
AES Corp.			311,800	$3,903,736	*
Total Investments before Short-Term Investments (Cost — $383,393,964)				454,269,574

	Rate	Maturity Date	Face Amount
Short-Term Investments — 1.6%
Repurchase Agreements — 1.6%
Interest in $282,845,000 joint tri-party repurchase agreement dated 4/30/12 with Deutsche Bank Securities Inc.; Proceeds at maturity — $7,313,041; (Fully collateralized by various U.S. government agency obligations, 1.000% to 3.750% due 6/20/12 to 3/21/16; Market value — $7,459,281) (Cost — $7,313,000)	0.200%	5/1/12	$7,313,000	7,313,000
Total Investments — 100.7% (Cost — $390,706,964#)				461,582,574
Liabilities in Excess of Other Assets — (0.7)%				(3,259,074)
Total Net Assets — 100.0%				$458,323,500

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $392,733,094.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

Legg Mason Capital Management All Cap Fund 2012 Annual Report	17

Statement of assets and liabilities

April 30, 2012

Assets:
Investments, at value (Cost — $390,706,964)	$461,582,574
Cash	854
Receivable for Fund shares sold	1,007,810
Receivable for securities sold	720,209
Dividends and interest receivable	406,953
Prepaid expenses	46,095
Total Assets	463,764,495

Liabilities:
Payable for securities purchased	3,363,865
Payable for Fund shares repurchased	1,207,098
Investment management fee payable	264,782
Service and/or distribution fees payable	109,976
Trustees’ fees payable	3,316
Accrued expenses	491,958
Total Liabilities	5,440,995
Total Net Assets	$458,323,500

Net Assets:
Par value (Note 7)	$543
Paid-in capital in excess of par value	812,563,771
Undistributed net investment income	71,519
Accumulated net realized loss on investments and foreign currency transactions	(425,189,427)
Net unrealized appreciation on investments and foreign currencies	70,877,094
Total Net Assets	$458,323,500

Shares Outstanding:
Class 1	20,484,159
Class A	23,197,045
Class B	3,362,488
Class C	7,051,516
Class I	177,515

Net Asset Value:
Class 1 (and redemption price)	$8.59
Class A (and redemption price)	$8.54
Class B*	$7.85
Class C*	$7.99
Class I (and redemption price)	$8.62
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$9.06

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

18	Legg Mason Capital Management All Cap Fund 2012 Annual Report

Statement of operations

For the Year Ended April 30, 2012

Investment Income:
Dividends	$7,812,484
Interest	4,963
Less: Foreign taxes withheld	(75,000)
Total Investment Income	7,742,447

Expenses:
Investment management fee (Note 2)	3,176,913
Transfer agent fees (Note 5)	1,585,926
Service and/or distribution fees (Notes 2 and 5)	1,359,202
Registration fees	55,908
Legal fees	51,441
Fund accounting fees	45,002
Trustees’ fees	38,825
Audit and tax	33,300
Shareholder reports	20,567
Insurance	11,005
Custody fees	6,109
Miscellaneous expenses	6,952
Total Expenses	6,391,150
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(244)
Net Expenses	6,390,906
Net Investment Income	1,351,541

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	31,806,352
Foreign currency transactions	(2,110)
Net Realized Gain	31,804,242
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(40,365,776)
Foreign currencies	(2,147)
Change in Net Unrealized Appreciation (Depreciation)	(40,367,923)
Net Loss on Investments and Foreign Currency Transactions	(8,563,681)
Decrease in Net Assets From Operations	$(7,212,140)

See Notes to Financial Statements.

Legg Mason Capital Management All Cap Fund 2012 Annual Report	19

Statements of changes in net assets

For the Year Ended April 30,	2012	2011

Operations:
Net investment income (loss)	$1,351,541	$(1,445,263)
Net realized gain	31,804,242	46,585,967
Change in net unrealized appreciation (depreciation)	(40,367,923)	41,193,673
Proceeds from settlement of a regulatory matter	—	1,853,816	†
Increase (Decrease) in Net Assets From Operations	(7,212,140)	88,188,193

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(1,368,621)	—
Decrease in Net Assets From Distributions to Shareholders	(1,368,621)	—

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	18,278,702	19,851,146
Reinvestment of distributions	1,354,156	—
Cost of shares repurchased	(85,250,945)	(86,192,071)
Decrease in Net Assets From Fund Share Transactions	(65,618,087)	(66,340,925)
Increase (Decrease) in Net Assets	(74,198,848)	21,847,268

Net Assets:
Beginning of year	532,522,348	510,675,080
End of year*	$458,323,500	$532,522,348
* Includes undistributed net investment income of:	$71,519	$279,828

†	The Fund received $48, $477,842, $544,870 and $831,056 for Class 1, A, B and C shares, respectively, related to this distribution.

See Notes to Financial Statements.

20	Legg Mason Capital Management All Cap Fund 2012 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended April 30:
Class 1 Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$8.63	$7.22	$4.68	$7.51	$10.36

Income (loss) from operations:
Net investment income (loss)	0.05	0.00 [2]	(0.01)	0.02	0.01
Net realized and unrealized gain (loss)	(0.05)	1.41	2.57	(2.85)	(2.86)
Total income (loss) from operations	0.00	1.41	2.56	(2.83)	(2.85)

Less distributions from:
Net investment income	(0.04)	—	(0.02)	—	—
Total distributions	(0.04)	—	(0.02)	—	—

Net asset value, end of year	$8.59	$8.63	$7.22	$4.68	$7.51
Total return[3]	0.00%[4]	19.53%	54.78%[5]	(37.68)%	(27.51)%

Net assets, end of year (000s)	$176,048	$201,704	$189,945	$138,231	$267,372

Ratios to average net assets:
Gross expenses	1.07%	1.11%	1.16%	1.16%	0.93%
Net expenses[6,7]	1.07	1.11 [8]	1.06 [8]	1.00 [8]	0.90 [8]
Net investment income (loss)	0.63	0.04	(0.16)	0.45	0.14

Portfolio turnover rate	18%	23%	22%	59%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Amount represents less than 0.01%.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 53.92%.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, effective July 30, 2007, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed Class A shares’ total net annual operating expenses less the 12b-1 fee differential of 0.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Capital Management All Cap Fund 2012 Annual Report	21

For a share of each class of beneficial interest outstanding throughout each year ended April 30:
Class A Shares[1]	2012	2011	2010		2009		2008

Net asset value, beginning of year	$8.57	$7.18	$4.65		$7.49		$10.36

Income (loss) from operations:
Net investment income (loss)	0.02	(0.02)	(0.03)		0.01		(0.01)
Net realized and unrealized gain (loss)	(0.04)	1.39	2.56		(2.85)		(2.86)
Proceeds from settlement of a regulatory matter	—	0.02	—		—		—
Total income (loss) from operations	(0.02)	1.39	2.53		(2.84)		(2.87)

Less distributions from:
Net investment income	(0.01)	—	(0.00)	[2]	—		—
Total distributions	(0.01)	—	(0.00)	[2]	—		—

Net asset value, end of year	$8.54	$8.57	$7.18		$4.65		$7.49
Total return[3]	(0.22)%	19.36%[4]	54.42%[5]		(37.92)%		(27.70)%

Net assets, end of year (000s)	$198,041	$221,353	$205,900		$144,443		$273,593

Ratios to average net assets:
Gross expenses	1.42%	1.43%	1.47%		1.54%		1.26%
Net expenses[6]	1.42	1.43	1.37	[7]	1.28	[7],8	1.15 [7,8]
Net investment income (loss)	0.29	(0.29)	(0.47)		0.18		(0.11)

Portfolio turnover rate	18%	23%	22%		59%		25%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 19.08%. Class A received $477,842 related to this distribution.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 53.56%.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation agreement, effective February 5, 2007 until September 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.16%

See Notes to Financial Statements.

22	Legg Mason Capital Management All Cap Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended April 30:
Class B Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$7.98	$6.67	$4.36	$7.06	$9.84

Income (loss) from operations:
Net investment loss	(0.05)	(0.07)	(0.07)	(0.03)	(0.08)
Net realized and unrealized gain (loss)	(0.05)	1.30	2.38	(2.67)	(2.70)
Proceeds from settlement of a regulatory matter	—	0.08	—	—	—
Total income (loss) from operations	(0.10)	1.31	2.31	(2.70)	(2.78)

Less distributions from:
Net investment income	(0.03)	—	—	—	—
Total distributions	(0.03)	—	—	—	—

Net asset value, end of year	$7.85	$7.98	$6.67	$4.36	$7.06
Total return[2]	(1.18)%	19.64%[3]	52.98%[4]	(38.24)%	(28.25)%

Net assets, end of year (000s)	$26,383	$38,933	$43,905	$36,847	$89,574

Ratios to average net assets:
Gross expenses	2.33%	2.25%	2.29%	2.25%	2.10%
Net expenses[5]	2.33	2.25	2.19 [6]	2.00 [6,7]	1.92 [6,7]
Net investment loss	(0.63)	(1.10)	(1.28)	(0.55)	(0.90)

Portfolio turnover rate	18%	23%	22%	59%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 18.44%. Class B received $544,870 related to this distribution.

[4]	The total return includes gains from the settlement of security litigations. Without these gains, the total return would have been 52.06%.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation arrangement, effective February 5, 2007 until September 1, 2008, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.93%.

See Notes to Financial Statements.

Legg Mason Capital Management All Cap Fund 2012 Annual Report	23

For a share of each class of beneficial interest outstanding throughout each year ended April 30:
Class C Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$8.08	$6.74	$4.38	$7.09	$9.86

Income (loss) from operations:
Net investment loss	(0.01)	(0.05)	(0.05)	(0.01)	(0.07)
Net realized and unrealized gain (loss)	(0.05)	1.31	2.41	(2.70)	(2.70)
Proceeds from settlement of a regulatory matter	—	0.08	—	—	—
Total income (loss) from operations	(0.06)	1.34	2.36	(2.71)	(2.77)

Less distributions from:
Net investment income	(0.03)	—	—	—	—
Total distributions	(0.03)	—	—	—	—

Net asset value, end of year	$7.99	$8.08	$6.74	$4.38	$7.09
Total return[2]	(0.69)%	19.88%[3]	53.88%[4]	(38.22)%	(28.09)%

Net assets, end of year (000s)	$56,322	$69,656	$70,336	$55,813	$125,841

Ratios to average net assets:
Gross expenses	1.90%	1.93%	1.90%	1.86%	1.79%
Net expenses[5]	1.90	1.93	1.80 [6]	1.71 [6]	1.79
Net investment loss	(0.20)	(0.79)	(0.89)	(0.26)	(0.77)

Portfolio turnover rate	18%	23%	22%	59%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 18.69%. Class C received $831,056 related to this distribution.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 52.97%.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	Legg Mason Capital Management All Cap Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:
Class I Shares[1]	2012		2011	2010	2009	2008[2]

Net asset value, beginning of year	$8.65		$7.23	$4.69	$7.51	$10.26

Income (loss) from operations:
Net investment income (loss)	0.06		0.01	(0.01)	0.04	0.02
Net realized and unrealized gain (loss)	(0.05)		1.41	2.58	(2.86)	(2.77)
Total income (loss) from operations	0.01		1.42	2.57	(2.82)	(2.75)

Less distributions from:
Net investment income	(0.04)		—	(0.03)	—	—
Total distributions	(0.04)		—	(0.03)	—	—

Net asset value, end of year	$8.62		$8.65	$7.23	$4.69	$7.51
Total return[3]	0.20%		19.64%	54.76%[4]	(37.55)%	(26.80)%

Net assets, end of year (000s)	$1,530		$876	$589	$210	$99

Ratios to average net assets:
Gross expenses	1.02%		1.12%	1.17%	0.99%	0.90%[5]
Net expenses[6]	1.00	[7],8	0.99 [7,8]	1.01 [7,8]	0.61 [7]	0.90 [5]
Net investment income (loss)	0.70		0.15	(0.14)	0.79	0.49 [5]

Portfolio turnover rate	18%		23%	22%	59%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 2, 2007 (inception date) to April 30, 2008.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 54.33%.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason Capital Management All Cap Fund 2012 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Capital Management All Cap Fund (the “Fund”) is a non-diversified separate investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party

26	Legg Mason Capital Management All Cap Fund 2012 Annual Report

Notes to financial statements (cont’d)

pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Capital Management All Cap Fund 2012 Annual Report	27

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (level 3)	Total
Common stocks†	$454,269,574	—	—	$454,269,574
Short-term investments†	—	$7,313,000	—	7,313,000
Total investments	$454,269,574	$7,313,000	—	$461,582,574

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the

28	Legg Mason Capital Management All Cap Fund 2012 Annual Report

Notes to financial statements (cont’d)

amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign Investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Legg Mason Capital Management All Cap Fund 2012 Annual Report	29

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$(3,218)	$3,218
(b)	$(191,229)	191,229	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of distributions received from certain investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Capital Management, LLC (“LMCM”) is the Fund’s investment manager and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the sub-administrator to the Fund. Western Asset Management (“Western Asset”) manages the Fund’s cash and short-term instruments. LMCM, LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays LMCM an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average daily net assets up to $2 billion and 0.65% of the Fund’s average daily net assets in excess of $2 billion.

LMPFA provides certain administrative services to the Fund pursuant to a sub-administration agreement between LMCM and LMPFA. LMCM, not the Fund, pays LMPFA for its services as sub-administrator and Western Asset for its management of the Fund’s cash and short-term instruments.

As a result of expense limitation arrangements between the Fund and LMCM, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total net annual operating expense of Class A shares less the 12b-1 differential of 0.25%. In addition, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 1.00%. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

During the year ended April 30, 2012, fees waived and/or expenses reimbursed amounted to $244.

30	Legg Mason Capital Management All Cap Fund 2012 Annual Report

Notes to financial statements (cont’d)

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For purchases made after August 1, 2012, the CDSC will apply to the redemption of Class A shares within 18 months of purchase.

For the year ended April 30, 2012, LMIS and its affiliates received sales charges of approximately $64,000 on sales of the Fund’s Class A shares. In addition, for the year ended April 30, 2012, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$38,000	$2,000

*	Amount represents less than $1,000.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of April 30, 2012, the Fund had accrued $1,851 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended April 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$80,481,159
Sales	140,747,060

Legg Mason Capital Management All Cap Fund 2012 Annual Report	31

At April 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$103,603,252
Gross unrealized depreciation	(34,753,772)
Net unrealized appreciation	$68,849,480

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended April 30, 2012, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended April 30, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$546,213
Class A	$478,471	778,245
Class B	306,172	176,068
Class C	574,559	82,669
Class I	—	2,731
Total	$1,359,202	$1,585,926

For the year ended April 30, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	—
Class A	—
Class B	—
Class C	—
Class I	$244
Total	$244

32	Legg Mason Capital Management All Cap Fund 2012 Annual Report

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

Year Ended April 30, 2012
Net Investment Income:
Class 1	$757,526
Class A	236,789
Class B	133,433
Class C	235,169
Class I	5,704
Total	$1,368,621

7. Shares of beneficial interest

At April 30, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended April 30, 2012		Year Ended April 30, 2011
	Shares	Amount	Shares	Amount
Class 1
Shares sold	4,923	$42,970	—	—
Shares issued on reinvestment	100,468	757,526	—	—
Shares repurchased	(3,006,634)	(23,834,569)	(2,929,238)	$(21,504,543)
Net decrease	(2,901,243)	$(23,034,073)	(2,929,238)	$(21,504,543)

Class A
Shares sold	2,018,351	$16,009,315	2,139,387	$15,547,109
Shares issued on reinvestment	31,167	233,755	—	—
Shares repurchased	(4,684,333)	(36,683,192)	(4,996,042)	(36,426,195)
Net decrease	(2,634,815)	$(20,440,122)	(2,856,655)	$(20,879,086)

Class B
Shares sold	43,882	$332,641	374,799	$2,551,302
Shares issued on reinvestment	18,072	131,382	—	—
Shares repurchased	(1,580,192)	(11,693,030)	(2,080,350)	(14,132,453)
Net decrease	(1,518,238)	$(11,229,007)	(1,705,551)	$(11,581,151)

Class C
Shares sold	137,000	$1,016,053	172,844	$1,209,111
Shares issued on reinvestment	30,774	227,421	—	—
Shares repurchased	(1,735,905)	(12,765,681)	(1,995,342)	(13,749,010)
Net decrease	(1,568,131)	$(11,522,207)	(1,822,498)	$(12,539,899)

Legg Mason Capital Management All Cap Fund 2012 Annual Report	33

	Year Ended April 30, 2012		Year Ended April 30, 2011
	Shares	Amount	Shares	Amount

Class I
Shares sold	109,750	$877,723	68,090	$543,624
Shares issued on reinvestment	539	4,072	—	—
Shares repurchased	(34,018)	(274,473)	(48,321)	(379,870)
Net increase	76,271	$607,322	19,769	$163,754

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended April 30, was as follows:

	2012	2011
Distributions Paid From:
Ordinary income	$1,368,621	—

As of April 30, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$127,801
Capital loss carryforward*	(423,163,297)
Other book/tax temporary differences(a)	(56,282)
Unrealized appreciation (depreciation)(b)	68,850,964
Total accumulated earnings (losses) — net	$(354,240,814)

*	During the taxable year ended April 30, 2012, the Fund utilized $30,853,998 of its capital loss carryforward available from prior years. As of April 30, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
4/30/2017	$(248,587,421)
4/30/2018	(174,575,876)
$(423,163,297)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and book/tax differences in the treatment of partnership interests.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon

34	Legg Mason Capital Management All Cap Fund 2012 Annual Report

Notes to financial statements (cont’d)

Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Plaintiffs agreed to dismiss the case, and a Stipulation of Dismissal with Prejudice was filed with the court on October 20, 2011, terminating the litigation.

Legg Mason Capital Management All Cap Fund 2012 Annual Report	35

10. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

36	Legg Mason Capital Management All Cap Fund 2012 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Capital Management All Cap Fund, a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of April 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Capital Management All Cap Fund as of April 30, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 15, 2012

Legg Mason Capital Management All Cap Fund	37

Board approval of management

agreement (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Capital Management, LLC (the “Manager”) provides the Fund with investment advisory and administrative services and day-to-day management of the Fund’s portfolio. (The management agreement is referred to as the “Agreement.”) The Manager is a wholly-owned subsidiary of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager. The Independent Trustees requested and received information from the Manager they deemed reasonably necessary for their review of the Agreement and the performance of the Manager. Included was information about the Manager and the Fund’s distributor, as well as the management and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreement, the Independent Trustees considered whether the approval of the Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Agreement during the past year. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the quality of the administrative and other services provided by the Manager and its affiliates. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible

38	Legg Mason Capital Management All Cap Fund

Board approval of management

agreement (unaudited) (cont’d)

for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Agreement by the Manager.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional multi-cap core funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2011. The Fund performed better than the median for the one- and three-year periods, but performed below the median for the five- and ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2011, which showed that the Fund’s performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager was committed to providing the resources necessary to assist the Fund’s portfolio managers and to continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager.

Legg Mason Capital Management All Cap Fund	39

The Board also reviewed information regarding the fees the Manager charged any of its U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 14 retail front-end load multi-cap core funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load multi-cap core funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was lower than the median of management fees paid by the funds in the Expense Group and slightly higher than the average management fee paid by the funds in the Expense Universe, but that the Fund’s actual total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and higher than the average total expense ratio of the funds in the Expense Universe. The Trustees noted that the Fund’s total expense ratio was impacted by transfer agent costs that were higher than the average transfer agent costs of the funds in the Expense Group and the Expense Universe. The Trustees also reviewed and considered the Manager’s fee waiver and/or expense reimbursement arrangements, if any.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

40	Legg Mason Capital Management All Cap Fund

Board approval of management

agreement (unaudited) (cont’d)

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Fund’s Contractual Management Fee had breakpoints, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders to the extent the Fund’s assets grow than if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreement.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreement.

Legg Mason Capital Management All Cap Fund	41

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Capital Management All Cap Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

42	Legg Mason Capital Management All Cap Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Legg Mason Capital Management All Cap Fund	43

Independent Trustees cont’d
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

44	Legg Mason Capital Management All Cap Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	161
Other board memberships held by Trustee during past five years	None
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Capital Management All Cap Fund	45

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

46	Legg Mason Capital Management All Cap Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2007); formerly, Accounting Manager of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Capital Management All Cap Fund	47

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended April 30, 2012:

Record date:	12/27/2011	1/11/12
Payable date:	12/28/2011	1/12/12
Ordinary income:
Qualified dividend income for individuals	100.00%	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%	100.00%

Please retain this information for your records.

Legg Mason Capital Management

All Cap Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken Chairman

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Capital Management, LLC

Sub-administrator

Legg Mason Partners Fund Advisor, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborogh, MA 0158

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Capital Management All Cap Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Capital Management All Cap Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926 (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Capital Management All Cap Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02330 6/12 SR12-1677

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending April 30, 2011 and April 30, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $27,600 in 2011 and $29,200 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2011 and $0 in 2012. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,300 in 2011 and $3,400 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2011 and 2012; Tax Fees were 100% and 100% for 2011 and 2012; and Other Fees were 100% and 100% for 2011 and 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken) Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: June 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: June 21, 2012

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer of
Legg Mason Partners Equity Trust

Date: June 21, 2012